UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2014

WFRBS Commercial Mortgage Trust 2014-C23
(Exact name of issuing entity)

RBS Commercial Funding Inc.
(Exact name of registrant as specified in its charter)

Wells Fargo Bank, National Association The Royal Bank of Scotland plc Liberty Island Group I LLC
Basis Real Estate Capital II, LLC
C-III Commercial Mortgage LLC NCB, FSB
RBS Financial Products Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-197550-01	06-1565524
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

600 Washington Blvd.	Stamford, Connecticut	06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 897-2700

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the registrant’s current report on Form 8-K (the “Form 8-K”) as filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2014, with respect to WFRBS Commercial Mortgage Trust 2014-C23.  The purpose of this amendment is (1) to file executed copies of each of (i) the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”)filed as Exhibit 4.1 to the Form 8-K, and (ii) the Mortgage Loan Purchase Agreement filed as Exhibit 99.1 to the Form 8-K and (2) to file as Exhibit 99.9 the servicing agreement that governs the servicing of the Bank of America Plaza Loan Mortgage Loan (as defined in the Pooling and Servicing Agreement) and the Columbus Square Portfolio Mortgage Loan (as defined in the Pooling and Servicing Agreement).  Exhibit 4.1 and Exhibit 99.1 to the Form 8-K are hereby restated in their entirety by the executed versions attached hereto as Exhibit 4.1 and Exhibit 99.1, respectively. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 8.01. OTHER EVENTS

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2014-C22, Commercial Mortgage Pass-Through Certificates, Series 2014-C22, was issued by WFRBS Commercial Mortgage Trust 2014-C22, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2014 (the “WFRBS 2014-C22 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.  Pursuant to the Pooling and Servicing Agreement, each of the Bank of America Plaza Loan Combination and the Columbus Square Portfolio Loan Combination is a Non-Serviced Loan Combination and each of the Bank of America Plaza Mortgage Loan and the Columbus Square Portfolio Mortgage Loan is a Non-Trust-Serviced Mortgage Loan, and the servicing of the Bank of America Plaza Loan Combination and the Columbus Square Portfolio Loan Combination is governed by the WFRBS 2014-C22 Pooling and Servicing Agreement and the related Intercreditor Agreement.  The executed version of the WFRBS 2014-C22 Pooling and Servicing Agreement is attached hereto as Exhibit 99.9.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 18, 2014, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.9
Pooling and Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

	By:	/s/ Jim Barnard
Name: Jim Barnard
Title: Director

Date: December 30, 2014

EXHIBIT INDEX

Exhibit Number	Description

4.1
Pooling and Servicing Agreement, dated as of September 1, 2014, among RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer and as co-op special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of September 18, 2014, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.9
Pooling and Servicing Agreement, dated as of September 1, 2014, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as NCB special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.